UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): JANUARY [19], 2005
                                                  (JANUARY 14, 2005)

                                 GENETHERA, INC.
                                 ---------------
             (Exact name of registrant as specified in its chapter)

            FLORIDA                    000-27237             66-0622463
            --------                  ----------             -----------
  (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)



             3930 YOUNGFIELD STREET, WHEAT RIDGE, CO            80033
             ---------------------------------------           --------
            (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (303) 463-6371

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 18, 2005, GeneThera, Inc., a Florida corporation (the "Company") entered into a subscription agreement with Mercator Advisory Group, LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Monarch Pointe Fund, Ltd. (collectively, the "Purchasers"), pursuant to which the Company sold, at the closing on January 18, 2005, 11,000 shares of Series A Convertible Preferred Stock (the "Series A Stock") at $100.00 per share and warrants to purchase 597,826 shares of common stock at an exercise price of $0.92 per share. The shares of Series A Stock were sold for aggregate consideration of $1,100,000. The warrants became exercisable on January 18, 2005 and are exercisable for three years from their date of issuance. In connection with the sale of the Series A Stock, the Company paid cash fees to Mercator Advisory Group, LLC for due diligence expenses in the amount of $88,000 and $10,000 to cover the Purchasers' legal fees in connection with the transaction.

      On January 14, 2005, the Company filed articles of amendment setting forth the rights, preferences and privileges of the Series A Stock, a copy of which is attached hereto as Exhibit 3.1 (the "Articles"). As set forth in the Articles, the Series A Stock is convertible into the Company's common stock at an initial conversion price of $1.01, subject to adjustment. If, at any time after March 14, 2005, the market price (i.e., the average of the lowest three intra-day trading prices of the Company's common stock during the 15 trading days immediately preceding the conversion date) is less than $1.11, then the conversion price of the Series A Stock is 80% of the market price on the date of such conversion. If an "Event of Default" as defined in the subscription agreement, occurs (e.g., bankruptcy, failure to timely file the registration statement, failure of such registration statement to be timely declared effective), the conversion price of the Series A Stock is reduced by 10%. The Series A Stock pays a monthly dividend equal to $100 multiplied by the prime rate (as reported in the Wall Street Journal) plus 2.5% to the extent that funds are lawfully available. The Series A Stock is not entitled to vote, except to the extent required under Florida law.

      In connection with the sale of the Series A Stock, on January 18, 2005, the Company entered into a registration rights agreement with the Purchasers, whereby the Company has agreed to file, within 45 days after the closing of the sale of the Series A Stock, a registration statement on Form SB-2 with the Securities and Exchange Commission to register the shares of common stock issuable upon conversion of the Series A Stock and exercise of the warrants, which registration statement is required under the registration rights agreement to be declared effective within 120 days following the filing of such registration statement.

      The foregoing is a summary of the terms of the sale of Series A Stock and does not purport to be complete and is qualified in its entirety by reference to the full text of the subscription agreement, a copy of which is attached hereto as Exhibit 10.1, the registration rights agreement, a copy of which is attached hereto as Exhibit 10.2, the warrants, copies of which are attached hereto as Exhibits 10.3 - 10.6, respectively, and the Articles, a copy of which is attached hereto as Exhibit 3.1.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      On January 18, 2005, the Company completed a $1.1 million private placement of its Series A Stock. Pursuant to the terms of a subscription agreement, the Company sold 11,000 shares of its Series A Stock at a price of $100.00 per share. The Company also issued warrants to purchase 597,826 shares of common stock at an exercise price of $0.92 per share. The warrants become exercisable on January 18, 2005 and are exercisable for three years from their date of issuance. The subscription agreement, is attached hereto as Exhibit 10.1, and incorporated herein by reference. The warrants are attached hereto as
Exhibit 10.3 - 10.6, and incorporated herein by reference.

      The offering was made only to accredited investors, as such term is defined in accordance with the Securities Act of 1933, as amended. The shares of Series A Stock and the warrants have not been registered under the Securities Act of 1933, or any state securities laws. The Company relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. However, the Company has agreed to file a registration statement for the resale of the shares of common stock issuable upon conversion of the Series A Stock and upon exercise of the warrants.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      On January 14, 2005, the Company filed articles of amendment setting forth the rights, preferences and privileges of the Series A Stock, a copy of which is attached hereto as Exhibit 3.1 (the "Articles"). As set forth in the Articles, the Series A Stock is convertible into the Company's common stock at an initial conversion price of $1.01, subject to adjustment. If, at any time after March 14, 2005, the market price (i.e., the average of the lowest three intra-day trading prices of the Company's common stock during the 15 trading days immediately preceding the conversion date) is less than $1.11, then the conversion price of the Series A Stock is 80% of the market price on the date of such conversion. If an "Event of Default" as defined in the subscription agreement, occurs (e.g., bankruptcy, failure to timely file the registration statement, failure of such registration statement to be timely declared effective), the conversion price of the Series A Stock is reduced by 10%. The Series A Stock pays a monthly dividend equal to $100 multiplied by the prime rate (as reported in the Wall Street Journal) plus 2.5% to the extent that funds are lawfully available. The Series A Stock is not entitled to vote, except to the extent required under Florida law.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

  EXHIBIT       DESCRIPTION OF DOCUMENT

      3.1 Articles of Amendment to the Articles of Incorporation of GeneThera, Inc.

     10.1 Subscription Agreement, dated as of January 18, 2005, by and between GeneThera, Inc., Mercator Advisory Group, LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Monarch Pointe Fund, Ltd.

     10.2 Registration Rights Agreement, dated as of January 18, 2005, by and between GeneThera, Inc., Mercator Advisory Group, LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Monarch Pointe Fund, Ltd.

     10.3       Warrant to Purchase Common Stock issued to Mercator Advisory
                Group, LLC.

     10.4       Warrant to Purchase Common Stock issued to Mercator Momentum
                Fund, LP.

     10.5 Warrant to Purchase Common Stock issued to Mercator Momentum Fund III, LP.

     10.6       Warrant to Purchase Common Stock issued to Monarch Pointe Fund,
                Ltds.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       GENETHERA, INC.
DATE: JANUARY __, 2005
                                                       BY: /S/ STEVEN M. GRUBNER
                                                       -------------------------
                                                       STEVEN M. GRUBNER
                                                       CHIEF FINANCIAL OFFICER